UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Repor t

Legg Mason

ClearBridge

Variable

Appreciation

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Variable Appreciation Portfolio

Portfolio objective

The Portfolio seeks long-term appreciation of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason ClearBridge Variable Appreciation Portfolio for the six-month reporting period ended June 30, 2011. Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 29, 2011

Legg Mason ClearBridge Variable Appreciation Portfolio	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in

IV	Legg Mason ClearBridge Variable Appreciation Portfolio

Investment commentary (cont’d)

May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), moved higher during the reporting period. The market got off to a strong start in January and February 2011, as the Index returned 2.37% and 3.43%, respectively. Fueling the market’s ascent was optimism for the global economy and corporate profits that generally exceeded expectations. Despite geopolitical unrest in the Middle East, and the devastating earthquake and tsunami in Japan, the market demonstrated resiliency in March and April, with the Index gaining 0.04% and 2.96%, respectively. The market took a step backward in May as the Index fell 1.13% amid concerns for the economy and future corporate profits. Stock prices then declined 1.67% in June due to weaker-than-expected economic data and a further escalation of the European sovereign debt crisis. All told, the Index returned 6.02% over the reporting period.

Legg Mason ClearBridge Variable Appreciation Portfolio	V

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended June 30, 2011, with the Russell Midcap Indexvi, the large-cap Russell 1000 Indexvii and the small-cap Russell 2000 Indexviii gaining 8.08%, 6.37% and 6.21%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 6.98% and 5.74%, respectively.

Performance review

For the six months ended June 30, 2011, Class I shares of Legg Mason ClearBridge Variable Appreciation Portfolio1 returned 5.28%. The Portfolio’s unmanaged benchmark, the S&P 500 Index, returned 6.02% over the same time frame. The Lipper Variable Large-Cap Core Funds Category Average2 returned 4.93% for the same period.

Performance Snapshot as of June 30, 2011 (unaudited)
6 months
Legg Mason ClearBridge Variable Appreciation Portfolio[1]:
Class I	5.28%
S&P 500 Index	6.02%
Lipper Variable Large-Cap Core Funds Category Average	4.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2011, the gross total annual operating expense ratio for Class I shares was 0.74%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 29, 2011

RISKS: Keep in mind, stock prices are subject to market fluctuations. The Portfolio may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 231 funds in the Portfolio’s Lipper category.

VI	Legg Mason ClearBridge Variable Appreciation Portfolio

Investment commentary (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report	1

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2011 and December 31, 2010. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

2	Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2011 and held for the six months ended June 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	5.28%	$1,000.00	$1,052.80	0.75%	$3.82	Class I	5.00%	$1,000.00	$1,021.08	0.75%	$3.76

[1]	For the six months ended June 30, 2011.

[2]

Assumes the reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fees forgone and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2011

Legg Mason ClearBridge Variable Appreciation Portfolio

Security	Shares	Value
Common Stocks — 95.2%
Consumer Discretionary — 9.4%
Auto Components — 0.7%
Johnson Controls Inc.	105,390	$4,390,547
Hotels, Restaurants & Leisure — 1.6%
Marcus Corp.	8,520	84,178
McDonald’s Corp.	89,330	7,532,306
Yum! Brands Inc.	60,710	3,353,620
Total Hotels, Restaurants & Leisure		10,970,104
Internet & Catalog Retail — 0.6%
Amazon.com Inc.	20,580	4,208,404	*
Media — 4.4%
Comcast Corp., Class A Shares	530,980	13,455,033
Walt Disney Co.	411,930	16,081,748
Total Media		29,536,781
Multiline Retail — 0.3%
Target Corp.	49,030	2,299,997
Specialty Retail — 1.8%
Home Depot Inc.	240,900	8,725,398
Staples Inc.	207,900	3,284,820
Total Specialty Retail		12,010,218
Total Consumer Discretionary		63,416,051
Consumer Staples — 10.1%
Beverages — 1.8%
Coca-Cola Co.	105,530	7,101,113
PepsiCo Inc.	74,990	5,281,546
Total Beverages		12,382,659
Food & Staples Retailing — 2.6%
CVS Caremark Corp.	131,500	4,941,770
Wal-Mart Stores Inc.	235,710	12,525,630
Total Food & Staples Retailing		17,467,400
Food Products — 2.7%
General Mills Inc.	135,790	5,054,104
H.J. Heinz Co.	122,200	6,510,816
Kraft Foods Inc., Class A Shares	184,753	6,508,848
Total Food Products		18,073,768
Household Products — 3.0%
Kimberly-Clark Corp.	90,760	6,040,986

See Notes to Financial Statements.

4	Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason ClearBridge Variable Appreciation Portfolio

Security	Shares	Value
Household Products — continued
Procter & Gamble Co.	220,346	$14,007,395
Total Household Products		20,048,381
Total Consumer Staples		67,972,208
Energy — 11.3%
Energy Equipment & Services — 1.6%
Exterran Holdings Inc.	18	357	*
Halliburton Co.	75,910	3,871,410
Schlumberger Ltd.	36,360	3,141,504
Weatherford International Ltd.	192,550	3,610,312	*
Total Energy Equipment & Services		10,623,583
Oil, Gas & Consumable Fuels — 9.7%
Apache Corp.	50,134	6,186,034
Chevron Corp.	91,130	9,371,809
ConocoPhillips	62,990	4,736,218
El Paso Corp.	232,420	4,694,884
Exxon Mobil Corp.	299,855	24,402,200
Newfield Exploration Co.	76,182	5,181,900	*
Petrohawk Energy Corp.	214,580	5,293,689	*
Spectra Energy Corp.	199,973	5,481,260
Total Oil, Gas & Consumable Fuels		65,347,994
Total Energy		75,971,577
Financials — 13.4%
Capital Markets — 0.7%
Charles Schwab Corp.	285,000	4,688,250
Commercial Banks — 1.4%
U.S. Bancorp	95,860	2,445,388
Wells Fargo & Co.	261,950	7,350,317
Total Commercial Banks		9,795,705
Diversified Financial Services — 2.8%
Bank of America Corp.	296,510	3,249,750
Citigroup Inc.	143,558	5,977,755
JPMorgan Chase & Co.	233,328	9,552,448
Total Diversified Financial Services		18,779,953
Insurance — 6.3%
Berkshire Hathaway Inc., Class A Shares	92	10,681,660	*
Lincoln National Corp.	92,520	2,635,895
MetLife Inc.	136,126	5,971,848
Travelers Cos. Inc.	392,580	22,918,820
Total Insurance		42,208,223

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report	5

Legg Mason ClearBridge Variable Appreciation Portfolio

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 1.4%
Annaly Capital Management Inc.	280,870	$5,066,895
Chimera Investment Corp.	1,295,660	4,482,983
Total Real Estate Investment Trusts (REITs)		9,549,878
Real Estate Management & Development — 0.8%
Forest City Enterprises Inc., Class A Shares	285,480	5,329,912	*
Total Financials		90,351,921
Health Care — 9.5%
Biotechnology — 1.1%
Amgen Inc.	97,650	5,697,877	*
Human Genome Sciences Inc.	91,570	2,247,128	*
Total Biotechnology		7,945,005
Health Care Providers & Services — 1.6%
Aetna Inc.	96,620	4,259,976
AmerisourceBergen Corp.	154,990	6,416,586
Total Health Care Providers & Services		10,676,562
Pharmaceuticals — 6.8%
Abbott Laboratories	84,199	4,430,551
Bristol-Myers Squibb Co.	146,460	4,241,482
Johnson & Johnson	168,970	11,239,885
Merck & Co. Inc.	148,370	5,235,977
Novartis AG, ADR	134,200	8,200,962
Pfizer Inc.	487,990	10,052,594
Warner Chilcott PLC, Class A Shares	97,710	2,357,742
Total Pharmaceuticals		45,759,193
Total Health Care		64,380,760
Industrials — 13.4%
Aerospace & Defense — 1.8%
Honeywell International Inc.	134,950	8,041,671
Raytheon Co.	84,660	4,220,301
Total Aerospace & Defense		12,261,972
Air Freight & Logistics — 1.7%
United Parcel Service Inc., Class B Shares	157,500	11,486,475
Commercial Services & Supplies — 1.4%
Waste Management Inc.	249,140	9,285,448
Industrial Conglomerates — 6.3%
3M Co.	105,600	10,016,160
General Electric Co.	567,160	10,696,637
McDermott International Inc.	186,810	3,700,706	*

See Notes to Financial Statements.

6	Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason ClearBridge Variable Appreciation Portfolio

Security	Shares	Value
Industrial Conglomerates — continued
Tyco International Ltd.	55,460	$2,741,388
United Technologies Corp.	171,300	15,161,763
Total Industrial Conglomerates		42,316,654
Machinery — 1.6%
Deere & Co.	20,190	1,664,666
Eaton Corp.	115,870	5,961,511
PACCAR Inc.	70,690	3,611,552
Total Machinery		11,237,729
Road & Rail — 0.6%
Norfolk Southern Corp.	56,030	4,198,328
Total Industrials		90,786,606
Information Technology — 16.8%
Communications Equipment — 2.0%
Cisco Systems Inc.	351,405	5,485,432
Juniper Networks Inc.	46,460	1,463,490	*
Motorola Solutions Inc.	74,050	3,409,262	*
QUALCOMM Inc.	50,660	2,876,982
Total Communications Equipment		13,235,166
Computers & Peripherals — 3.0%
Apple Inc.	36,890	12,382,866	*
EMC Corp.	159,390	4,391,195	*
NetApp Inc.	64,330	3,395,337	*
Total Computers & Peripherals		20,169,398
Internet Software & Services — 2.7%
eBay Inc.	189,300	6,108,711	*
Google Inc., Class A Shares	17,364	8,792,783	*
VeriSign Inc.	101,155	3,384,646
Total Internet Software & Services		18,286,140
IT Services — 3.7%
Automatic Data Processing Inc.	146,310	7,707,611
International Business Machines Corp.	61,410	10,534,885
Visa Inc., Class A Shares	83,880	7,067,729
Total IT Services		25,310,225
Semiconductors & Semiconductor Equipment — 1.0%
ASML Holding NV, New York Registered Shares	57,660	2,131,114
Texas Instruments Inc.	141,540	4,646,758
Total Semiconductors & Semiconductor Equipment		6,777,872
Software — 4.4%
Citrix Systems Inc.	62,740	5,019,200	*
Microsoft Corp.	579,910	15,077,660

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report	7

Legg Mason ClearBridge Variable Appreciation Portfolio

Security			Shares	Value
Software — continued
Oracle Corp.			288,240	$9,485,978
Total Software				29,582,838
Total Information Technology				113,361,639
Materials — 7.6%
Chemicals — 6.4%
Celanese Corp., Series A Shares			235,690	12,564,634
E.I. du Pont de Nemours & Co.			92,540	5,001,787
Ecolab Inc.			92,290	5,203,310
Monsanto Co.			48,230	3,498,604
Potash Corp. of Saskatchewan Inc.			65,530	3,734,555
PPG Industries Inc.			145,170	13,179,984
Total Chemicals				43,182,874
Paper & Forest Products — 1.2%
International Paper Co.			269,360	8,032,315
Total Materials				51,215,189
Telecommunication Services — 3.2%
Diversified Telecommunication Services — 2.5%
AT&T Inc.			364,530	11,449,887
Verizon Communications Inc.			151,360	5,635,133
Total Diversified Telecommunication Services				17,085,020
Wireless Telecommunication Services — 0.7%
American Tower Corp., Class A Shares			83,770	4,383,684	*
Total Telecommunication Services				21,468,704
Utilities — 0.5%
Multi-Utilities — 0.5%
Wisconsin Energy Corp.			102,320	3,207,732
Total Investments before Short-Term Investments (Cost — $450,057,820)				642,132,387

	Rate	Maturity Date	Face Amount
Short-Term Investments — 3.9%
Repurchase Agreements — 3.9%
Interest in $367,792,000 joint tri-party repurchase agreement dated 6/30/11 with Barclays Capital Inc.; Proceeds at maturity — $26,694,015; (Fully collateralized by various U.S. government agency obligations, 0.000% to 0.135% due 5/6/13 to 7/15/20; Market value — $27,227,880) (Cost — $26,694,000)	0.020%	7/1/11	26,694,000	26,694,000
Total Investments — 99.1% (Cost — $476,751,820#)				668,826,387
Other Assets in Excess of Liabilities — 0.9%				5,887,787
Total Net Assets — 100.0%				$674,714,174

See Notes to Financial Statements.

8	Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Legg Mason ClearBridge Variable Appreciation Portfolio

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $476,751,820)	$668,826,387
Cash	155
Receivable for securities sold	5,813,403
Dividends and interest receivable	1,052,293
Receivable for Portfolio shares sold	363,893
Prepaid expenses	1,982
Other receivables	683
Total Assets	676,058,796

Liabilities:
Payable for Portfolio shares repurchased	795,599
Investment management fee payable	384,750
Trustees’ fees payable	11,886
Accrued expenses	152,387
Total Liabilities	1,344,622
Total Net Assets	$674,714,174

Net Assets:
Par value (Note 5)	$274
Paid-in capital in excess of par value	517,509,735
Undistributed net investment income	4,616,445
Accumulated net realized loss on investments and foreign currency transactions	(39,486,847)
Net unrealized appreciation on investments	192,074,567
Total Net Assets	$674,714,174

Shares Outstanding:
Class I	27,395,748

Net Asset Value:
Class I	$24.63

See Notes to Financial Statements.

10	Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Dividends	$7,638,218
Interest	18,196
Less: Foreign taxes withheld	(59,164)
Total Investment Income	7,597,250

Expenses:
Investment management fee (Note 2)	2,384,623
Shareholder reports	54,312
Fund accounting fees	32,091
Trustees’ fees	28,490
Legal fees	17,030
Audit and tax	15,249
Insurance	7,330
Transfer agent fees	2,483
Custody fees	2,319
Miscellaneous expenses	2,632
Total Expenses	2,546,559
Net Investment Income	5,050,691

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	12,874,136
Foreign currency transactions	4,802
Net Realized Gain	12,878,938
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	16,959,260
Foreign currencies	(2,583)
Change in Net Unrealized Appreciation (Depreciation)	16,956,677
Net Gain on Investments and Foreign Currency Transactions	29,835,615
Increase in Net Assets from Operations	$34,886,306

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment income	$5,050,691	$10,385,743
Net realized gain	12,878,938	182,793
Change in net unrealized appreciation (depreciation)	16,956,677	65,228,628
Proceeds from settlement of a regulatory matter	—	25,643
Increase in Net Assets From Operations	34,886,306	75,822,807

Distributions to Shareholders From (Note 1):
Net investment income	(1,000,011)	(9,975,021)
Decrease in Net Assets From Distributions to Shareholders	(1,000,011)	(9,975,021)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	31,577,789	42,189,012
Reinvestment of distributions	1,000,011	9,975,021
Cost of shares repurchased	(59,403,200)	(86,203,702)
Decrease in Net Assets From Portfolio Share Transactions	(26,825,400)	(34,039,669)
Increase in Net Assets	7,060,895	31,808,117

Net Assets:
Beginning of period	667,653,279	635,845,162
End of period*	$674,714,174	$667,653,279
* Includes undistributed net investment income of:	$4,616,445	$565,765

See Notes to Financial Statements.

12	Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares	2011[1,2]	2010[2]	2009[2]	2008[2]	2007[2]	2006

Net asset value, beginning of period	$23.43	$21.12	$17.64	$26.36	$26.75	$24.23

Income (loss) from operations:
Net investment income	0.18	0.36	0.34	0.33	0.30	0.30
Net realized and unrealized gain (loss)	1.06	2.30	3.55	(7.80)	1.96	3.28
Total income (loss) from operations	1.24	2.66	3.89	(7.47)	2.26	3.58

Less distributions from:
Net investment income	(0.04)	(0.35)	(0.41)	(0.30)	(0.30)	(0.29)
Net realized gains	—	—	—	(0.95)	(2.35)	(0.77)
Total distributions	(0.04)	(0.35)	(0.41)	(1.25)	(2.65)	(1.06)

Net asset value, end of period	$24.63	$23.43	$21.12	$17.64	$26.36	$26.75
Total return[3]	5.28%	12.63%[4]	22.12%	(29.31)%	8.42%	14.80%

Net assets, end of period (millions)	$675	$668	$636	$560	$961	$911

Ratios to average net assets:
Gross expenses	0.75%[5]	0.74%	0.76%	0.81%	0.73%[6]	0.73%[6]
Net expenses	0.75 [5,7]	0.74 [7]	0.76 [7]	0.81	0.73 [6]	0.72 [6,8]
Net investment income	1.49 [5]	1.65	1.83	1.43	1.07	1.10

Portfolio turnover rate	12%	21%	21%	37%	45%	35%

[1]	For the six months ended June 30, 2011 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlements of security litigations. Without these gains, the total return would have been 12.53%.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.73% for the year ended December 31, 2007 and 0.71% and 0.70%, respectively for the year ended December 31, 2006.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]	Reflects fees forgone and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Variable Appreciation Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14	Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$642,132,387	—	—	$642,132,387
Short-term investments†	—	$26,694,000	—	26,694,000
Total investments	$642,132,387	$26,694,000	—	$668,826,387

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising

Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report	15

from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any,

16	Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company (“Western Asset”) manages the Portfolio’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
Up to $250 million	0.750%
Next $250 million	0.700
Next $500 million	0.650
Next $1 billion	0.600
Next $1 billion	0.550
Over $3 billion	0.500

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report	17

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Portfolio had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Portfolio and any payments made pursuant to the Plan will be made from the Portfolio’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of June 30, 2011, the Portfolio had accrued $1,371 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$76,204,070
Sales	96,199,975

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$196,310,082
Gross unrealized depreciation	(4,235,515)
Net unrealized appreciation	$192,074,567

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2011, the Portfolio did not invest in any derivative instruments.

5. Shares of beneficial interest

At June 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest

18	Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
Class I
Shares sold	1,294,708	1,947,400
Shares issued on reinvestment	41,754	427,927
Shares repurchased	(2,435,200)	(3,982,348)
Net decrease	(1,098,738)	(1,607,021)

6. Capital loss carryforward

As of December 31, 2010, the Portfolio had a net capital loss carryforward of approximately $47,515,933, of which $1,733,916 expires in 2016, $44,638,562 expires in 2017 and $1,143,455 expires in 2018. These amounts will be available to offset future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful

Legg Mason ClearBridge Variable Appreciation Portfolio 2011 Semi-Annual Report	19

conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Portfolio, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

20	Legg Mason ClearBridge Variable Appreciation Portfolio

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason ClearBridge Variable Appreciation Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio. At a subsequent meeting of the Trust’s Board of Trustees, the Board also considered the approval for an annual period of a sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board noted that the same portfolio management team that previously provided management of the Fund’s cash and short-term instruments as dual employees of the Manager now provided such management services as employees of Western

Legg Mason ClearBridge Variable Appreciation Portfolio	21

Asset. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all large-cap core funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund performed better than the median for the three-, five- and ten-year periods and was in the first quintile for funds in the

22	Legg Mason ClearBridge Variable Appreciation Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Performance Universe during each such period, but performed below the median for the one-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed the Fund’s performance was lower than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s long-term performance and management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 12 large-cap core funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of

Legg Mason ClearBridge Variable Appreciation Portfolio	23

funds selected by Lipper consisting of all large-cap core funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group and the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group, but lower than the average total expense ratio of the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

24	Legg Mason ClearBridge Variable Appreciation Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason ClearBridge

Variable Appreciation Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Variable Appreciation Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Variable Appreciation Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Variable Appreciation Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010087 8/11 SR11-1432

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Variable Equity Trust

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Equity Trust

Date:	August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Variable Equity Trust

Date:	August 26, 2011